UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

Brookfield Real Assets Income Fund Inc.
(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

2023

SEMI-ANNUAL REPORT

JUNE 30, 2023

Brookfield Real Assets

Income Fund Inc.

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With approximately $21 billion of assets under management as of June 30, 2023, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with approximately $850 billion of assets under management as of June 30, 2023, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. For more information, go to https://publicsecurities.brookfield.com/en.

Brookfield Real Assets Income Fund Inc. (the "Fund") is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Performance	3
Portfolio Characteristics	5
Schedule of Investments	6
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Statement of Cash Flows	28
Financial Highlights	29
Notes to Financial Statements	30
Compliance Certification	44
Proxy Results	45
Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements	46
Dividend Reinvestment Plan	51
Joint Notice of Privacy Policy	52

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Brookfield Real Assets Income Fund Inc. (the "Fund") for the six-month period ended June 30, 2023.

The first half of 2023 was at times marred by catastrophic headlines. Three of the four largest bank failures in U.S. history took place during the first half of 2023, interest and mortgage rates continued to move higher and inflation (while easing) remained elevated relative to the Federal Reserve's long-term target. Yet somehow, the economy and markets shrugged off the headwinds to march higher.

Broad-market equity returns were very strong in the first half of 2023. The MSCI World Index gained more than 15% on the back of strong returns from stocks concentrated within the technology and consumer discretionary sectors. Returns for listed real assets were muted relative to those of broader equities. Global infrastructure and real estate equity indexes were marginally positive overall for the first six months of the year. Energy infrastructure was the best performer among the group, despite a 12% year-to-date decline in U.S. crude oil prices. Real asset debt indexes were marginally higher than their equity counterparts and more in line with the broader debt market.

Within global listed real estate, North America posted regional gains, while Asia and Europe lagged. Through the first six months of the year, we saw a wide dispersion in performance among U.S. property types. We think this is a result of markets normalizing to an environment of higher interest rates. Property types with stronger fundamentals (data centers and residential, for example) outperformed, while those facing headwinds have lagged (notably office and mixed-use landlords with office assets). The office sector dominated headlines, which likely impacted sentiment toward the asset class broadly.

Overall, we maintain our view that real estate securities are deeply discounted relative to historical averages and relative to net asset values (NAVs). History suggests that buying real estate securities at such wide discounts to NAVs may result in attractive future returns.

Within infrastructure, rate-sensitive sectors like utilities and communications struggled in the first half of the year as rates grinded higher. Airports were a standout performer as the global re-opening continued to unfold, boosted by easing measures out of the Asia Pacific region to start the year. As noted previously, energy infrastructure also performed well amid an improving outlook for North American natural gas-oriented assets.

Looking ahead we think infrastructure is uniquely well positioned, given its defensive and growth characteristics. In the near term, we believe that high-quality utilities could benefit from a volatile environment. At the same time, utilities positioning their portfolios for the shift to renewables stand to benefit from this secular growth trend. Additionally, permitting reform in the U.S. could pave the way for increased natural gas throughput for energy infrastructure assets.

Real asset high-yield debt modestly underperformed the broader universe due to lower exposure to lower-rated constituents (which outperformed). Real asset investment grade also slightly underperformed its broader bond market counterpart, because of its longer duration amid rising rates.

Amid the current economic backdrop, we believe investors stand to benefit more from real asset debt, relative to the broader fixed-income universe. Real asset debt credit spreads remain near their longer-term averages, but we think current yields for high-quality real asset debt issuers present a more compelling opportunity over the broader universe.

Our multi-strategy real asset solutions team, which allocates across our strategies, maintains the view that global growth is likely to slow through the second half of 2023. As a result, our positioning remains defensive within our multi-asset portfolios, with a modest underweight to real asset equities, a modest overweight to real asset debt, and defensive cash positioning. We hold no direct commodity exposure.

In addition to performance information and additional discussion of factors impacting the Fund, this report provides the Fund's unaudited financial statements and schedules of investments as of June 30, 2023.

2023 Semi-Annual Report

LETTER TO SHAREHOLDERS (continued)

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Real Assets Income Fund Inc.	Brookfield Public Securities Group LLC

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2023, and subject to change based on subsequent developments.

Past performance is no guarantee of future results.

Investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC provides filing administration for the Brookfield Real Assets Income Fund Inc.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

As of June 30, 2023	Six Months†	1 Year	5 Years	Since Inception*
Brookfield Real Assets Income Fund Inc. - Based on Net Asset Value	2.95%	3.48%	2.38%	3.67%
Brookfield Real Assets Income Fund Inc. - Based on Market Price	11.74%	5.02%	6.63%	7.86%
ICE BofA U.S. High Yield Index	5.45%	8.97%	3.20%	3.87%

†  Returns for less than one year are not annualized.

*  Inception date of December 2, 2016.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Disclosure

Past performance is no guarantee of future results.

All returns shown in USD.

ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund's prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund's net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund's common stock, among others.

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.

THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Past performance is no guarantee of future results.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Fund Performance (Unaudited)

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund's investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade ("high yield" or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2023 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Portfolio Characteristics (Unaudited)

June 30, 2023

PORTFOLIO STATISTICS
Annualized distribution rate[1]	14.25%
Weighted average coupon	5.03%
Duration	2.40 years
Percentage of leveraged assets	16.26%
Total number of holdings	488
ASSET BY COUPON TYPE DISTRIBUTION[2]
Corporate Credit
— Real Estate	16.4%
— Infrastructure	27.2%
— Natural Resources	9.3%
Total Corporate Credit	52.9%
Securitized Credit
— Residential Mortgage-Backed Securities	24.4%
— Commercial Mortgage-Backed Securities	9.5%
— Other	3.3%
Total Securitized Credit	37.2%
Equities
— Real Estate	0.1%
— Infrastructure	6.0%
— Natural Resources	0.1%
Total Equities	6.2%
Money Market Fund	3.7%
Total	100.0%
FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	18.9%
BB	39.3%
B	13.1%
CCC and Below	6.1%
Unrated	22.6%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the June 30, 2023 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through June 30, 2023, 71.73% of its distributions are estimated to be a return of capital.

2 Percentages are based on total market value of investments.

3 Percentages are based on total market value of fixed income securities.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited)

June 30, 2023

	Principal Amount	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.2%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association 6.85%, 1997-79, Class PL, 12/18/27	$24,188	$24,394
U.S. Government Agency Pass-Through Certificates – 0.2%
Federal Home Loan Mortgage Corporation 7.00%, Pool C69047, 06/01/32	125,829	131,577
8.00%, Pool C56878, 08/01/31	32,675	32,655
8.00%, Pool C58516, 09/01/31	26,280	26,263
8.00%, Pool C59641, 10/01/31	27,622	27,603
8.50%, Pool C55167, 07/01/31	32,957	33,208
8.50%, Pool C55169, 07/01/31	39,706	40,137
8.50%, Pool C55166, 07/01/31	66,344	67,109
Federal National Mortgage Association 7.00%, Pool 645913, 06/01/32	125,943	131,123
7.00%, Pool 645912, 06/01/32	120,795	125,872
7.00%, Pool 650131, 07/01/32	129,846	135,788
7.50%, Pool 827853, 10/01/29	7,603	7,547
7.50%, Pool 545990, 04/01/31	98,208	101,153
7.50%, Pool 255053, 12/01/33	38,627	41,050
7.50%, Pool 735576, 11/01/34	92,605	96,702
7.50%, Pool 896391, 06/01/36	72,151	71,445
8.00%, Pool 735800, 01/01/35	115,170	123,170
8.50%, Pool 636449, 04/01/32	119,233	125,893
8.79%, Pool 458132, 03/15/31	3,998	3,967
9.00%, Pool 545436, 10/01/31	106,279	113,640
Total U.S. Government Agency Pass-Through Certificates		1,435,902
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS(Cost $1,424,841)		1,460,296
SECURITIZED CREDIT – 43.3%
Commercial Mortgage-Backed Securities – 11.2%
ACAM Ltd. 7.97%, 2019-FL1, Class D (1 Month SOFR + 2.86%), 11/17/34 (a),(b),(c)	1,902,000	1,833,460
8.22%, 2019-FL1, Class E (1 Month SOFR + 3.11%), 11/17/34 (a),(b),(c)	2,098,000	1,994,352
BAMLL Commercial Mortgage Securities Trust 10.19%, 2021-JACX, Class F (1 Month US LIBOR + 5.00%), 09/15/38 (a),(c)	5,000,000	3,950,179
BBCMS Mortgage Trust 9.99%, 2021-AGW, Class G (1 Month US LIBOR + 4.80%), 06/15/36 (a),(c)	4,000,000	3,422,442
BBCMS Trust 8.14%, 2018-BXH, Class F (1 Month US LIBOR + 2.95%), 10/15/37 (a),(c)	3,000,000	2,782,694
Beast Mortgage Trust 9.64%, 2021-1818, Class F (1 Month SOFR + 4.56%), 03/15/36 (a),(c)	1,250,000	868,956
Benchmark Mortgage Trust 3.25%, 2018-B6, Class E, 10/10/51 (a)	2,000,000	985,425
BWAY Mortgage Trust 5.03%, 2022-26BW, Class E, 02/10/44 (a),(b)	3,000,000	1,814,858
BX Trust 8.83%, 2019-RP, Class E (1 Month US LIBOR + 3.64%), 06/15/34 (a),(c)	1,600,000	1,554,048
9.23%, 2021-SDMF, Class J (1 Month US LIBOR + 4.03%), 09/15/34 (a),(c)	5,000,000	4,640,978
CGDB Commercial Mortgage Trust 8.19%, 2019-MOB, Class G (1 Month US LIBOR + 2.99%), 11/15/36 (a),(c)	4,869,000	4,583,413

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Citigroup Commercial Mortgage Trust 9.84%, 2021-KEYS, Class G (1 Month US LIBOR + 4.65%), 10/15/36 (a),(c)	$3,500,000	$3,349,680
CLNC Ltd. 8.41%, 2019-FL1, Class E (1 Month SOFR + 3.31%), 08/20/35 (a),(b),(c)	3,000,000	2,800,559
DBCCRE Mortgage Trust 5.10%, 2014-ARCP, Class E, 01/10/34 (a)	4,500,000	4,333,219
European Loan Conduit 5.61%, 36A, Class C (3 Month EURIBOR + 2.25%), 02/17/30 (a),(b),(c)	€917,367	955,466
Federal Home Loan Mortgage Corp. 4.48%, K-152, Class X3, 11/25/55	5,250,000	1,433,434
FS Rialto 2.65%, 2019-FL1, Class C (1 Month US LIBOR + 2.50%), 12/16/36 (a),(b),(c)	2,000,000	1,938,497
Great Wolf Trust 8.39%, 2019-WOLF, Class F (1 Month SOFR + 3.25%), 12/15/36 (a),(c)	3,000,000	2,865,540
GS Mortgage Securities Corp. II 5.86%, 2021-RENT, Class A (1 Month US LIBOR + 0.70%), 11/21/35 (a),(c)	899,787	870,464
GS Mortgage Securities Trust 2.57%, 2020-GC47, Class F, 05/12/53 (a)	3,500,000	1,587,723
Hilton USA Trust 4.33%, 2016-HHV, Class E, 11/05/38 (a)	11,000,000	9,818,126
4.93%, 2016-SFP, Class D, 11/05/35 (a)	1,929,000	1,552,592
5.52%, 2016-SFP, Class E, 11/05/35 (a)	1,300,000	914,296
JP Morgan Chase Commercial Mortgage Securities Trust 7.06%, 2008-C2, Class AM, 02/12/51 (d)	4,983,529	2,479,229
9.46%, 2021-HTL5, Class F (1 Month US LIBOR + 4.27%), 11/15/38 (a),(c)	3,201,000	3,025,264
10.04%, 2021-1440, Class F (1 Month US LIBOR + 4.85%), 03/15/36 (a),(c)	2,586,000	1,054,209
KIND Trust 8.51%, 2021-KIND, Class E (1 Month SOFR + 3.36%), 08/15/38 (a),(c)	1,489,237	1,415,272
9.21%, 2021-KIND, Class F (1 Month SOFR + 4.06%), 08/15/38 (a),(c)	2,978,474	2,581,858
Last Mile Securities 5.00%, 2021-1A, Class F (3 Month EURIBOR + 5.00%), 08/17/31 (a),(b),(c)	€2,037,581	1,997,637
Morgan Stanley Capital I Trust 2.73%, 2017-HR2, Class D, 12/15/50 (a)	3,000,000	1,937,309
Taurus CMBS 6.43%, 2021-UK5, Class E (Sterling Overnight Index Average + 2.35%), 05/17/31 (b),(c)	£861,000	983,604
TPG Real Estate Finance Issuer Ltd. 9.51%, 2021-FL4, Class E (1 Month US LIBOR + 4.35%), 03/15/38 (a),(b),(c)	4,000,000	3,683,710
TTAN 9.39%, 2021-MHC, Class G (1 Month US LIBOR + 4.20%), 03/15/38 (a),(c)	4,373,336	3,768,930
VMC Finance LLC 8.66%, 2021-FL4, Class D (1 Month US LIBOR + 3.50%), 06/16/36 (a),(c)	893,000	778,552
9.11%, 2021-FL4, Class E (1 Month US LIBOR + 3.95%), 06/16/36 (a),(c)	3,107,000	2,704,923
9.26%, 2021-HT1, Class B (1 Month US LIBOR + 4.50%), 01/18/37 (a),(c)	5,000,000	4,688,309
Wachovia Bank Commercial Mortgage Trust 5.79%, 2006-C28, Class E, 10/15/48	1,321,304	1,317,156
Total Commercial Mortgage-Backed Securities		93,266,363
Commercial Real Estate – 2.0%
111 Wall Street 13.62% (1 Month US LIBOR + 9.25%), 07/01/23, (Acquired 6/9/2021 – 6/7/2023, cost $4,458,780) (c),(e),(f)	4,458,780	4,458,780
125 West End Office Mezz LLC 14.90% (1 Month US LIBOR + 10.50%), 03/12/26, (Acquired 3/11/2021 – 5/31/2023, cost $2,720,228) (c),(e),(f)	2,750,730	2,750,730

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
575 Lexington 10.00% (1 Month US LIBOR + 10.00%), 07/30/23, (Acquired 3/17/2021 – 7/11/2022, cost $4,816,570) (c),(e),(f),(g)	$4,824,484	$4,469,885
Hyatt Lost Pines 9.41% (1 Month US LIBOR + 6.70%), 09/09/24, (Acquired 9/17/2021, cost $4,989,317) (c),(e),(f)	5,000,000	5,000,000
Total Commercial Real Estate		16,679,395
Interest-Only Securities – 0.3%
Government National Mortgage Association 0.41%, 2010-132, Class IO, 11/16/52	185,224	472
JP Morgan Mortgage Trust 0.23%, 2021-INV1, Class AX1, 10/25/51 (a)	46,320,702	515,920
0.25%, 2015-4, Class 2X1, 06/25/45 (a)	37,533,648	281,052
0.27%, 2014-5, Class AX4, 10/25/29 (a)	2,168,251	6,791
Mello Mortgage Capital Acceptance 0.12%, 2021-INV1, Class AX1, 06/25/51 (a)	49,450,891	278,028
Morgan Stanley Capital I Trust 1.25%, 2016-UBS9, Class XE, 03/15/49 (a)	14,999,000	426,757
Vendee Mortgage Trust 0.00%, 1997-2, Class IO, 06/15/27	1,857,491	2
Voyager CNTYW Delaware Trust 25.99%, 2009-1, Class 3QB1, 03/16/30 (a)	1,020,986	970,647
Total Interest-Only Securities		2,479,669
Other – 0.9%
Lehman ABS Manufactured Housing Contract Trust 6.63%, 2001-B, Class M1, 04/15/40	3,352,638	3,267,712
Mid-State Trust X 7.54%, 10, Class B, 02/15/36	1,467,831	1,452,303
Oakwood Mortgage Investors, Inc. 6.81%, 2001-E, Class A4, 12/15/31	2,629,788	2,560,114
6.93%, 2001-D, Class A4, 09/15/31	494,261	267,440
Total Other		7,547,569
Residential Mortgage-Backed Securities – 28.9%
Alternative Loan Trust 0.20%, 2006-41CB, Class 1A14 (1 Month US LIBOR + 5.35%), 01/25/37 (c),(h)	6,447,343	495,536
3.83%, 2005-84, Class 2A1, 02/25/36	9,562,423	8,791,145
5.13%, 2007-OA3, Class 1A1 (1 Month US LIBOR + 0.28%), 04/25/47 (c)	5,953,065	5,256,044
5.50%, 2005-10CB, Class 1A1 (1 Month US LIBOR + 0.50%), 05/25/35 (c)	1,286,907	971,001
5.25%, 2007-2CB, Class 2A11 (1 Month US LIBOR + 0.40%), 03/25/37 (c)	2,382,270	1,092,442
5.57%, 2007-HY6, Class A1 (1 Month US LIBOR + 0.42%), 08/25/47 (c)	2,132,865	1,762,046
5.65%, 2007-16CB, Class 4A5 (1 Month US LIBOR + 0.50%), 08/25/37 (c)	3,744,728	2,538,900
5.75%, 2007-12T1, Class A22, 06/25/37	1,677,058	786,274
5.55%, 2006-19CB, Class A9 (1 Month US LIBOR + 0.70%), 08/25/36 (c)	1,845,170	934,457
6.00%, 2006-29T1, Class 2A5, 10/25/36	1,103,871	660,029
6.00%, 2006-45T1, Class 2A5, 02/25/37	2,014,940	1,122,034
6.50%, 2006-29T1, Class 2A6, 10/25/36	1,732,234	1,085,808
9.02%, 2006-23CB, Class 2A7 (1 Month US LIBOR + 28.40%), 08/25/36 (c),(h)	1,194,947	696,535
5.75%, 2007-15CB, Class A2, 07/25/37 (b)	1,642,127	1,004,910
6.00%, 2006-41CB, Class 1A7, 01/25/37 (b)	12,521,250	7,022,933
29.38%, 2006-29T1, Class 3A3 (1 Month US LIBOR + 78.40%), 10/25/36 (c),(h)	631,077	992,788

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Bellemeade Re Ltd. 7.15%, 2019-2A, Class M1C (1 Month US LIBOR + 2.00%), 04/25/29 (a),(c)	$954,791	$950,539
7.97%, 2021-2A, Class M2 (30-Day SOFR + 2.90%), 06/25/31 (a),(c)	2,353,000	2,319,426
7.90%, 2018-3A, Class M2 (1 Month US LIBOR + 2.75%), 10/25/28 (a),(c)	3,540,123	3,518,609
8.22%, 2021-3A, Class M2 (30-Day SOFR + 3.15%), 09/25/31 (a),(b),(c)	1,389,000	1,312,878
8.00%, 2019-4A, Class M2 (1 Month US LIBOR + 2.85%), 10/25/29 (a),(c)	3,798,000	3,785,302
8.05%, 2018-1A, Class M2 (1 Month US LIBOR + 2.90%), 04/25/28 (a),(c)	1,090,370	1,087,722
8.85%, 2020-3A, Class M1C (1 Month US LIBOR + 3.70%), 10/25/30 (a),(b),(c)	1,292,704	1,296,333
9.05%, 2018-3A, Class B1 (1 Month US LIBOR + 3.90%), 10/25/28 (a),(c)	2,553,000	2,533,991
BRAVO Residential Funding Trust 5.50%, 2022-NQM3, Class A3, 07/25/62 (a)	1,816,969	1,779,180
Chase Mortgage Finance Trust 3.81%, 2005-A2, Class 3A2, 01/25/36	751,114	636,493
4.09%, 2007-A1, Class 11M1, 03/25/37	1,889,114	1,652,006
CHL Mortgage Pass-Through Trust 5.50%, 2007-5, Class A29, 05/25/37	169,087	93,270
5.80%, 2006-20, Class 1A18 (1 Month US LIBOR + 0.65%), 02/25/37 (c)	3,803,079	1,796,094
6.00%, 2004-21, Class A10, 11/25/34	38,001	36,285
6.00%, 2007-18, Class 1A1, 11/25/37	201,682	113,899
CHNGE Mortgage Trust 3.99%, 2022-1, Class M1, 01/25/67 (a)	2,700,000	2,099,590
4.53%, 2022-1, Class B1, 01/25/67 (a)	2,500,000	1,773,981
4.63%, 2022-2, Class B1, 03/25/67 (a)	3,000,000	2,053,648
8.30%, 2023-2, Class M1, 06/25/58 (a)	3,500,000	3,410,895
Citicorp Mortgage Securities Trust 6.05%, 2006-5, Class 1A11 (1 Month US LIBOR + 0.90%), 10/25/36 (c)	316,863	256,725
Citigroup Mortgage Loan Trust 4.13%, 2007-AR5, Class 1A2A, 04/25/37	396,786	361,751
6.10%, 2009-8, Class 2A2, 04/25/37 (a)	4,416,331	2,204,590
CWABS Asset-Backed Certificates 6.23%, 2006-13, Class 1AF4, 01/25/37	945,436	893,464
Deephaven Residential Mortgage Trust 4.34%, 2022-2, Class B1, 03/25/67 (a)	3,000,000	2,199,242
Eagle RE Ltd. 6.85%, 2018-1, Class M1 (1 Month US LIBOR + 1.70%), 11/25/28 (a),(c)	830,565	828,668
8.15%, 2018-1, Class M2 (1 Month US LIBOR + 3.00%), 11/25/28 (a),(b),(c)	4,346,000	4,342,726
9.15%, 2018-1, Class B1 (1 Month US LIBOR + 4.00%), 11/25/28 (a),(b),(c)	500,000	500,834
First Horizon Alternative Mortgage Securities Trust 5.50%, 2005-FA8, Class 1A6 (1 Month US LIBOR + 0.65%), 11/25/35 (c)	1,109,292	521,085
GCAT Trust 5.74%, 2022-NQM4, Class M1, 08/25/67 (a)	250,000	230,612
5.73%, 2022-NQM4, Class A3, 08/25/67 (a),(b),(i)	1,402,418	1,374,414
GMACM Home Equity Loan Trust 6.05%, 2007-HE2, Class A2, 12/25/37	298,554	285,059
6.19%, 2007-HE2, Class A3, 12/25/37	575,138	550,442
5.65%, 2005-HE3, Class A2 (1 Month US LIBOR + 0.50%), 02/25/36 (b),(c)	1,083,584	1,012,320
GSAMP Trust 5.15%, 2006-NC2, Class A2C (1 Month US LIBOR + 0.30%), 06/25/36 (c)	464,426	242,530
GSR Mortgage Loan Trust 3.94%, 2006-AR1, Class 2A4, 01/25/36	2,356,800	2,162,869
5.45%, 2007-1F, Class 4A1 (1 Month US LIBOR + 0.30%), 01/25/37 (c)	5,933,835	1,701,537

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Home Equity Asset Trust 5.15%, 2006-7, Class 2A3 (1 Month US LIBOR + 0.30%), 01/25/37 (c)	$3,805,552	$3,233,268
Home RE Ltd. 6.67%, 2021-2, Class M1B (30-Day SOFR + 1.60%), 01/25/34 (a),(c)	702,140	697,415
7.87%, 2021-2, Class M1C (30-Day SOFR + 2.80%), 01/25/34 (a),(c)	4,472,000	4,421,327
8.32%, 2021-2, Class M2 (30-Day SOFR + 3.25%), 01/25/34 (a),(c)	5,331,000	5,064,922
8.15%, 2018-1, Class M2 (1 Month US LIBOR + 3.00%), 10/25/28 (a),(c)	1,590,283	1,585,246
8.40%, 2019-1, Class M2 (1 Month US LIBOR + 3.25%), 05/25/29 (a),(c)	4,681,000	4,704,236
Imperial Fund Mortgage Trust 5.39%, 2022-NQM5, Class A1, 08/25/67 (a),(i)	696,680	681,624
6.12%, 2022-NQM5, Class A2, 08/25/67 (a),(i)	464,453	459,334
6.25%, 2022-NQM5, Class M1, 08/25/67 (a),(i)	1,026,000	950,333
Indymac INDA Mortgage Loan Trust 3.55%, 2007-AR1, Class 1A1, 03/25/37	650,531	499,684
3.77%, 2007-AR3, Class 1A1, 07/25/37	1,676,782	1,426,548
Irwin Home Equity Loan Trust 6.27%, 2006-1, Class 2A3, 09/25/35 (a),(i)	311,771	309,634
JP Morgan Mortgage Trust 3.04%, 2021-INV1, Class B6, 10/25/51 (a)	573,000	146,780
3.04%, 2021-INV1, Class B5, 10/25/51 (a)	254,000	79,294
3.69%, 2003-A1, Class B4, 10/25/33 (a)	82,607	71,658
3.86%, 2007-A2, Class 3A2, 04/25/37	3,800,838	3,053,142
3.56%, 2003-A2, Class B4, 11/25/33 (a)	73,205	1
JPMorgan Chase Bank NA 6.37%, 2021-CL1, Class M1 (30-Day SOFR + 1.30%), 03/25/51 (a),(c)	476,779	438,936
MASTR Asset Backed Securities Trust 5.05%, 2006-NC3, Class A3 (1 Month US LIBOR + 0.20%), 10/25/36 (c)	2,656,781	1,290,636
5.17%, 2006-NC3, Class A4 (1 Month US LIBOR + 0.32%), 10/25/36 (c)	4,482,317	2,177,465
5.33%, 2006-NC2, Class A5 (1 Month US LIBOR + 0.48%), 08/25/36 (c)	376,071	140,896
Mello Mortgage Capital Acceptance 2.63%, 2021-INV1, Class B6, 06/25/51 (a)	352,021	89,637
2.97%, 2021-INV1, Class B4, 06/25/51 (a),(b)	616,865	346,392
MFA Trust 3.29%, 2021-INV1, Class B1, 01/25/56 (a)	700,000	570,297
New Residential Mortgage Loan Trust 7.82%, 2022-RTL1, Class A1V (30-Day SOFR + 2.75%), 12/25/26 (a),(c)	2,000,000	1,981,581
NewRez Warehouse Securitization Trust 8.40%, 2021-1, Class E (1 Month US LIBOR + 3.25%), 05/25/55 (a),(c)	866,667	845,010
Nomura Resecuritization Trust 1.42%, 2014-1R, Class 2A11 (1 Month US LIBOR + 0.13%), 02/26/37 (a),(c)	22,884,690	15,233,629
3.53%, 2015-1R, Class 3A7, 03/26/37 (a)	4,197,487	2,669,586
3.26%, 2015-11R, Class 4A5, 06/26/37 (a)	2,897,786	2,558,147
4.29%, 2015-1R, Class 4A7, 12/26/37 (a)	1,254,004	1,130,250
NRZ Excess Spread-Collateralized Notes 4.21%, 2020-FHT1, Class A, 11/25/25 (a)	1,223,283	1,113,681
Oaktown Re Ltd. 7.70%, 2019-1A, Class M2 (1 Month US LIBOR + 2.55%), 07/25/29 (a),(b),(c)	2,084,000	2,074,733
8.00%, 2018-1A, Class M2 (1 Month US LIBOR + 2.85%), Perpetual (a),(b),(c)	5,156,000	5,145,870
8.42%, 2021-2, Class M1C (30-Day SOFR + 3.35%), 04/25/34 (a),(c)	3,769,000	3,649,569
Option One Mortgage Loan Trust 5.66%, 2007-FXD1, Class 3A6, 01/25/37 (i)	170,378	154,433

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
PRKCM Trust 7.09%, 2023-AFC2, Class A3, 06/25/58 (a),(b)	$3,986,446	$3,954,934
7.88%, 2023-AFC2, Class M1, 06/25/58 (a),(b)	750,000	752,230
8.17%, 2023-AFC2, Class B1, 06/25/58 (a),(b)	1,000,000	934,762
PRPM LLC 1.79%, 2021-5, Class A1, 06/25/26 (a),(i)	727,356	676,780
1.87%, 2021-3, Class A1, 04/25/26 (a),(i)	399,110	374,913
1.87%, 2021-7, Class A1, 08/25/26 (a),(i)	1,953,636	1,813,069
2.12%, 2021-1, Class A1, 01/25/26 (a)	3,316,998	3,153,088
2.12%, 2021-2, Class A1, 03/25/26 (a)	2,820,927	2,676,916
2.36%, 2020-6, Class A1, 11/25/25 (a),(i)	549,967	519,632
2.49%, 2021-10, Class A1, 10/25/26 (a),(i)	1,224,183	1,151,424
3.72%, 2021-1, Class A2, 01/25/26 (a)	2,000,000	1,727,424
3.72%, 2022-1, Class A1, 02/25/27 (a),(i)	1,227,984	1,165,227
3.72%, 2021-5, Class A2, 06/25/26 (a),(i)	2,500,000	2,206,885
3.77%, 2021-2, Class A2, 03/25/26 (a)	1,935,000	1,656,397
4.70%, 2020-6, Class A2, 11/25/25 (a),(i)	1,350,000	1,176,308
4.83%, 2021-10, Class A2, 10/25/26 (a),(i)	3,000,000	2,589,195
5.00%, 2022-2, Class A1, 03/25/27 (a),(i)	2,527,164	2,429,816
6.29%, 2022-1, Class A2, 02/25/27 (a),(i)	500,000	473,009
Radnor RE Ltd. 6.77%, 2021-1, Class M1B (30-Day SOFR + 1.70%), 12/27/33 (a),(c)	665,963	662,011
8.22%, 2021-1, Class M2 (30-Day SOFR + 3.15%), 12/27/33 (a),(c)	1,443,000	1,382,241
RALI Trust 3.99%, 2006-QO7, Class 2A1 (12 Month US Treasury Average + 0.85%), 09/25/46 (c)	5,332,127	4,270,870
5.17%, 2007-QO3, Class A1 (1 Month US LIBOR + 0.32%), 03/25/47 (c)	1,120,599	1,030,382
6.00%, 2006-QS3, Class 1A10, 03/25/36	1,601,370	1,354,819
18.26%, 2006-QS14, Class A30 (1 Month US LIBOR + 81.25%), 11/25/36 (c),(h)	49,313	71,638
RFMSI Trust 5.50%, 2007-S3, Class 1A5, 03/25/37	1,236,897	925,020
Rithm Capital Corp. 5.44%, 2020-FNT1, Class A, 06/25/25 (a)	1,211,134	1,154,644
Santander Holdings USA, Inc. 9.12%, 2023-MTG1, Class M1 (30-Day SOFR + 4.15%), 02/26/52 (a),(c)	5,792,978	5,820,888
Seasoned Credit Risk Transfer Trust 4.25%, 2021-1, Class M, 09/25/60 (a)	2,000,000	1,716,234
4.50%, 2019-4, Class M, 02/25/59 (a)	1,617,000	1,374,829
4.50%, 2022-1, Class M, 11/25/61 (a)	3,000,000	2,389,045
Securitized Asset Backed Receivables LLC Trust 5.15%, 2006-NC3, Class A2B (1 Month US LIBOR + 0.30%), 09/25/36 (c)	5,371,408	1,789,380
5.15%, 2007-NC1, Class A2B (1 Month US LIBOR + 0.30%), 12/25/36 (c)	3,340,158	1,573,221
STAR Trust 8.00%, 2021-SFR2, Class F (1 Month US LIBOR + 2.85%), 01/17/24 (a),(c)	3,000,000	2,785,318
8.78%, 2022-SFR3, Class E2 (1 Month SOFR + 3.70%), 05/17/24 (a),(c)	3,750,000	3,706,692
Tricon American Homes 4.88%, 2020-SFR1, Class F, 07/17/38 (a)	1,808,000	1,682,318
Verus Securitization Trust 5.83%, 2022-INV1, Class A3, 08/25/67 (a),(i)	456,081	442,041
5.86%, 2022-INV1, Class M1, 08/25/67 (a)	500,000	472,556
7.40%, 2023-4, Class M1, 05/25/68 (a)	1,500,000	1,480,737
8.23%, 2023-4, Class B1, 05/25/68 (a)	2,000,000	1,865,905

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust 3.00%, 2007-HY5, Class 1A1, 05/25/37	$1,763,430	$1,531,215
3.77%, 2007-HY1, Class 4A1, 02/25/37	5,119,195	4,466,186
3.36%, 2007-HY5, Class 3A1, 05/25/37	715,364	625,528
4.16%, 2007-HY3, Class 4A1, 03/25/37	5,193,217	4,568,627
Wells Fargo Mortgage Backed Securities Trust 4.56%, 2006-AR1, Class 2A5, 03/25/36	1,025,931	956,902
4.72%, 2006-AR12, Class 2A1, 09/25/36	705,795	661,794
Western Alliance Bank 9.17%, 2021-CL2, Class M3 (30-Day SOFR), 07/25/59 (a),(b),(c)	995,150	972,759
10.42%, 2021-CL2, Class M4 (1 Month SOFR + 5.35%), 07/25/59 (a),(c)	1,711,332	1,672,974
Woodward Capital Management 7.98%, 2023-CES1, Class M2, 06/25/43 (a),(b)	965,000	964,973
Total Residential Mortgage-Backed Securities		239,930,841
Total SECURITIZED CREDIT (Cost $419,049,375)		359,903,837
CORPORATE CREDIT – 62.4%
Basic Industrial – 2.3%
Albemarle Corp. 4.65%, 06/01/27 (d)	5,255,000	5,114,059
Cascades, Inc. 5.38%, 01/15/28 (a),(b),(d)	5,915,000	5,528,304
Clearwater Paper Corp. 4.75%, 08/15/28 (a)	3,000,000	2,640,635
Methanex Corp. 5.25%, 12/15/29 (b),(d)	1,490,000	1,360,346
NOVA Chemicals Corp. 4.25%, 05/15/29 (a),(b),(d)	1,681,000	1,371,767
Tronox, Inc. 4.63%, 03/15/29 (a),(d)	4,245,000	3,527,797
Total Basic Industrial		19,542,908
Construction & Building Materials – 3.6%
Ashton Woods USA LLC 6.63%, 01/15/28 (a),(d)	2,970,000	2,838,785
Beazer Homes USA, Inc. 5.88%, 10/15/27 (d)	3,330,000	3,105,225
Builders FirstSource, Inc. 5.00%, 03/01/30 (a)	1,600,000	1,495,833
DR Horton, Inc. 1.40%, 10/15/27 (d)	3,025,000	2,593,580
KB Home 7.25%, 07/15/30 (d)	4,000,000	4,050,495
M/I Homes, Inc. 4.95%, 02/01/28 (d)	5,992,000	5,585,742
MDC Holdings, Inc. 6.00%, 01/15/43	2,928,000	2,637,161
Shea Homes LP 4.75%, 04/01/29 (d)	3,560,000	3,086,398
Taylor Morrison Communities, Inc. 5.88%, 06/15/27 (a),(d)	4,625,000	4,542,629
Total Construction & Building Materials		29,935,848

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
Diversified Real Estate – 2.1%
Forestar Group, Inc. 5.00%, 03/01/28 (a),(d)	$5,365,000	$4,918,342
Greystar Real Estate Partners LLC 5.75%, 12/01/25 (a),(d)	2,500,000	2,441,290
The Howard Hughes Corp. 4.38%, 02/01/31 (a),(d)	3,600,000	2,872,944
5.38%, 08/01/28 (a),(d)	8,025,000	7,142,265
Total Diversified Real Estate		17,374,841
Energy – 8.3%
Antero Resources Corp. 5.38%, 03/01/30 (a),(d)	4,200,000	3,847,357
Baytex Energy Corp. 8.50%, 04/30/30 (a),(b)	2,617,000	2,555,633
8.75%, 04/01/27 (a),(b)	825,000	835,596
BP Capital Markets PLC 4.88% (5 Year CMT Rate + 4.40%), Perpetual (b),(c)	1,075,000	977,175
California Resources Corp. 7.13%, 02/01/26 (a),(d)	3,447,000	3,464,235
Callon Petroleum Co. 6.38%, 07/01/26	1,191,000	1,159,317
8.25%, 07/15/25 (d)	1,310,000	1,300,175
Civitas Resources, Inc. 8.38%, 07/01/28 (a)	6,295,000	6,359,713
CNX Resources Corp. 7.38%, 01/15/31 (a),(d)	2,533,000	2,464,376
Comstock Resources, Inc. 6.75%, 03/01/29 (a),(d)	5,913,000	5,411,243
Continental Resources, Inc. 5.75%, 01/15/31 (a),(d)	8,009,000	7,612,044
Crescent Energy Finance LLC 7.25%, 05/01/26 (a),(d)	3,135,000	2,942,229
Diamondback Energy, Inc. 6.25%, 03/15/33	2,600,000	2,688,639
EQT Corp. 7.00%, 02/01/30 (d)	2,331,000	2,440,627
MEG Energy Corp. 5.88%, 02/01/29 (a),(d)	2,000,000	1,880,080
7.13%, 02/01/27 (a),(b),(d)	3,275,000	3,327,796
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/27 (a)	1,640,000	1,567,407
Occidental Petroleum Corp. 8.88%, 07/15/30 (d)	5,600,000	6,436,528
Ovintiv, Inc. 6.25%, 07/15/33	2,150,000	2,119,971
Range Resources Corp. 8.25%, 01/15/29 (j)	1,750,000	1,815,430
Southwestern Energy Co. 5.38%, 02/01/29 (d)	5,565,000	5,240,258
Transocean Titan Financing Ltd. 8.38%, 02/01/28 (a),(d)	2,580,000	2,634,825
Total Energy		69,080,654

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
Health Facilities – 2.1%
CHS/Community Health Systems, Inc. 4.75%, 02/15/31 (a),(d)	$2,844,000	$2,149,248
8.00%, 03/15/26 (a),(d)	4,252,000	4,134,795
Tenet Healthcare Corp. 6.13%, 10/01/28 (d)	11,800,000	11,359,860
Total Health Facilities		17,643,903
Hotel – 0.4%
Hilton Domestic Operating Company, Inc. 3.75%, 05/01/29 (a),(d)	3,700,000	3,284,193
Infrastructure Services – 0.5%
GFL Environmental, Inc. 3.50%, 09/01/28 (a),(b),(d)	2,910,000	2,589,733
Terex Corp. 5.00%, 05/15/29 (a),(d)	1,430,000	1,329,469
Total Infrastructure Services		3,919,202
Leisure – 5.3%
Boyd Gaming Corp. 4.75%, 12/01/27 (d)	3,162,000	2,996,065
4.75%, 06/15/31 (a),(d)	1,250,000	1,116,722
Caesars Resort Collection LLC 5.75%, 07/01/25 (a),(d)	3,137,000	3,174,023
Cedar Fair LP 6.50%, 10/01/28 (d)	5,060,000	4,934,447
International Game Technology PLC 5.25%, 01/15/29 (a)	2,734,000	2,589,781
Park Intermediate Holdings LLC 5.88%, 10/01/28 (a),(d)	5,885,000	5,399,488
RHP Hotel Properties LP 4.50%, 02/15/29 (a),(d)	5,610,000	4,964,850
Six Flags Entertainment Corp. 5.50%, 04/15/27 (a),(d)	2,845,000	2,678,432
Station Casinos LLC 4.50%, 02/15/28 (a),(d)	6,190,000	5,555,958
4.63%, 12/01/31 (a)	654,000	550,995
VICI Properties LP 4.50%, 01/15/28 (a),(d)	8,150,000	7,488,177
Wynn Las Vegas LLC 5.50%, 03/01/25 (a),(d)	2,450,000	2,410,479
Total Leisure		43,859,417
Media – 7.1%
Cable One, Inc. 4.00%, 11/15/30 (a),(d)	4,650,000	3,632,812
CCO Holdings LLC 4.75%, 03/01/30 (a),(d)	23,025,000	19,692,158
6.38%, 09/01/29 (a),(d)	3,360,000	3,165,523
CSC Holdings LLC 4.50%, 11/15/31 (a),(d),(j)	9,842,000	6,860,362
4.63%, 12/01/30 (a),(d)	6,245,000	2,778,845

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
Directv Financing LLC 5.88%, 08/15/27 (a),(d)	$5,600,000	$5,070,575
DISH DBS Corp. 5.13%, 06/01/29 (d)	4,960,000	2,302,859
5.25%, 12/01/26 (a)	1,172,000	940,198
Telenet Finance Luxembourg Notes Sarl 5.50%, 03/01/28 (a),(b)	2,800,000	2,567,600
UPC Broadband Finco BV 4.88%, 07/15/31 (a),(b),(d)	1,698,000	1,397,607
Videotron Ltd. 3.63%, 06/15/29 (a),(b),(d)	1,465,000	1,262,062
Virgin Media Secured Finance PLC 4.50%, 08/15/30 (a),(b),(d)	4,675,000	3,919,148
VZ Secured Financing BV 5.00%, 01/15/32 (a)	2,010,000	1,618,787
Warnermedia Holdings, Inc. 4.28%, 03/15/32 (d)	3,115,000	2,763,066
Ziggo Bond Company BV 5.13%, 02/28/30 (a),(b)	1,790,000	1,355,575
Total Media		59,327,177
Metals & Mining – 0.3%
Cleveland-Cliffs, Inc. 6.75%, 03/15/26 (a),(d)	2,000,000	2,020,591
First Quantum Minerals Ltd. 7.50%, 04/01/25 (a)	1,000,000	998,755
Total Metals & Mining		3,019,346
Oil Gas Transportation & Distribution – 13.7%
Antero Midstream Partners LP 5.38%, 06/15/29 (a),(d)	5,400,000	5,017,787
Buckeye Partners LP 3.95%, 12/01/26 (d)	2,500,000	2,256,900
4.13%, 12/01/27 (d)	3,655,000	3,332,391
9.29% (3 Month US LIBOR + 4.02%), 01/22/78 (c),(d)	3,435,000	2,885,400
Cheniere Corpus Christi Holdings LLC 2.74%, 12/31/39 (d)	4,730,000	3,723,903
Crestwood Midstream Partners LP 5.63%, 05/01/27 (a)	350,000	331,800
6.00%, 02/01/29 (a),(d)	6,250,000	5,835,937
DT Midstream, Inc. 4.13%, 06/15/29 (a),(d)	4,420,000	3,878,873
Enbridge, Inc. 7.38% (5 Year CMT Rate + 3.71%), 01/15/83 (c)	825,000	808,920
Energy Transfer LP 6.75% (5 Year CMT Rate + 5.13%), Perpetual (c),(d)	5,869,000	5,223,503
7.13% (5 Year CMT Rate + 5.31%), Perpetual (c),(d)	2,297,000	1,947,676
8.32% (3 Month US LIBOR + 3.02%), 11/01/66 (c),(d)	4,770,000	3,660,989
EnLink Midstream LLC 5.38%, 06/01/29 (d)	4,975,000	4,738,715
EnLink Midstream Partners LP 9.62% (3 Month US LIBOR + 4.11%), Perpetual (c),(d)	4,755,000	3,912,195

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
Enterprise Products Operating LLC 5.25% (3 Month CME Term SOFR + 3.29%), 08/16/77 (c)	$1,460,000	$1,276,645
EQM Midstream Partners LP 4.50%, 01/15/29 (a),(d)	8,660,000	7,722,932
7.50%, 06/01/27 (a)	500,000	504,816
Ferrellgas LP 5.38%, 04/01/26 (a)	1,875,000	1,743,962
Global Partners LP 7.00%, 08/01/27 (d)	2,750,000	2,668,410
Holly Energy Partners LP 5.00%, 02/01/28 (a),(d)	9,257,000	8,539,304
Kinetik Holdings LP 5.88%, 06/15/30 (a),(d)	4,440,000	4,223,550
NuStar Logistics LP 5.63%, 04/28/27 (d)	3,255,000	3,122,521
5.75%, 10/01/25 (d)	2,052,000	2,000,602
Parkland Corp. 4.50%, 10/01/29 (a),(b),(d)	3,247,000	2,812,231
Plains All American Pipeline LP 9.43% (3 Month US LIBOR + 4.11%), Perpetual (c),(d)	7,920,000	7,049,818
Suburban Propane Partners LP 5.00%, 06/01/31 (a),(d)	4,389,000	3,674,249
Sunoco LP 4.50%, 05/15/29	1,981,000	1,756,540
Tallgrass Energy Partners LP 6.00%, 12/31/30 (a),(d)	6,169,000	5,434,889
Targa Resources Partners LP 4.88%, 02/01/31 (d)	7,000,000	6,468,980
TransCanada PipeLines Ltd. 7.53% (3 Month US LIBOR + 2.21%), 05/15/67 (b),(c),(d)	6,663,000	5,163,286
Western Midstream Operating LP 4.75%, 08/15/28 (j)	2,045,000	1,941,078
Total Oil Gas Transportation & Distribution		113,658,802
Real Estate – 4.4%
Boston Properties LP 6.50%, 01/15/34	1,165,000	1,171,808
EPR Properties 3.75%, 08/15/29 (d)	4,990,000	4,044,611
Global Net Lease, Inc. 3.75%, 12/15/27 (a),(d)	5,260,000	3,859,056
Highwoods Realty LP 4.20%, 04/15/29	3,315,000	2,789,935
Iron Mountain, Inc. 4.88%, 09/15/29 (a),(d)	4,750,000	4,251,679
Kilroy Realty LP 4.75%, 12/15/28	2,920,000	2,569,044
Lennar Corp. 5.00%, 06/15/27 (d)	2,719,000	2,662,523
PulteGroup, Inc. 7.88%, 06/15/32	1,454,000	1,646,707
RLJ Lodging Trust LP 3.75%, 07/01/26 (a),(d)	5,045,000	4,628,788

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
Service Properties Trust 4.35%, 10/01/24 (d)	$2,750,000	$2,643,300
Starwood Property Trust, Inc. 3.63%, 07/15/26 (a),(d)	7,272,000	6,255,989
Total Real Estate		36,523,440
Telecommunication Services – 4.2%
Altice France SA 5.50%, 01/15/28 (a),(b),(d),(j)	10,910,000	8,240,087
Cablevision Lightpath LLC 5.63%, 09/15/28 (a),(d)	5,025,000	3,722,533
Cogent Communications Group, Inc. 3.50%, 05/01/26 (a),(d)	3,390,000	3,144,225
Consolidated Communications, Inc. 6.50%, 10/01/28 (a),(d)	3,410,000	2,685,375
Level 3 Financing, Inc. 4.63%, 09/15/27 (a),(d)	7,075,000	4,922,450
10.50%, 05/15/30 (a)	2,000,000	2,029,397
Rogers Communications, Inc. 5.25% (5 Year CMT Rate + 3.59%), 03/15/82 (a),(b),(c)	1,450,000	1,342,236
T-Mobile USA, Inc. 3.50%, 04/15/31 (d),(j)	6,537,000	5,766,816
Vodafone Group PLC 7.00% (5 Year Swap Rate USD + 4.87%), 04/04/79 (c)	1,650,000	1,691,827
Zayo Group Holdings, Inc. 4.00%, 03/01/27 (a),(d)	2,145,000	1,514,807
Total Telecommunication Services		35,059,753
Toll Roads – 0.2%
Ferrovial Netherlands BV 5.11% (5 Year Swap Rate EUR + 2.13%), Perpetual (b),(c)	€1,300,000	1,404,225
Transportation – 0.1%
BNSF Funding Trust I 6.61% (3 Month US LIBOR + 2.35%), 12/15/55 (c),(d)	675,000	651,300
Utility – 7.8%
Algonquin Power & Utilities Corp. 4.75% (5 Year CMT Rate + 3.25%), 01/18/82 (c),(d)	6,050,000	4,826,508
Atlantica Sustainable Infrastructure PLC 4.13%, 06/15/28 (a),(b),(d)	4,845,000	4,315,054
Calpine Corp. 5.13%, 03/15/28 (a),(d)	7,405,000	6,607,909
CenterPoint Energy, Inc. 6.13% (3 Month US LIBOR + 3.27%), Perpetual (c)	1,305,000	1,259,406
Clearway Energy Operating LLC 3.75%, 02/15/31 (a),(d)	5,297,000	4,396,128
CMS Energy Corp. 4.75% (5 Year CMT Rate + 4.12%), 06/01/50 (c)	1,765,000	1,521,783
Dominion Energy, Inc. 4.65% (5 Year CMT Rate + 2.99%), Perpetual (c)	2,000,000	1,798,200
Duke Energy Corp. 4.88% (5 Year CMT Rate + 3.39%), Perpetual (c)	1,285,000	1,234,114
Emera, Inc. 6.75% (3 Month US LIBOR + 5.44%), 06/15/76 (b),(c),(d)	7,600,000	7,349,048

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
Fortis, Inc. 3.06%, 10/04/26 (b),(d)	$5,050,000	$4,650,760
NRG Energy, Inc. 4.45%, 06/15/29 (a),(d)	2,405,000	2,126,509
6.63%, 01/15/27	2,159,000	2,142,116
10.25% (5 Year CMT Rate + 5.92%), Perpetual (a),(c)	1,250,000	1,175,600
Pacific Gas and Electric Co. 6.40%, 06/15/33	1,595,000	1,584,913
PPL Capital Funding, Inc. 8.20% (3 Month US LIBOR + 2.67%), 03/30/67 (c),(d)	7,618,000	6,722,891
Sempra Energy 4.88% (5 Year CMT Rate + 4.55%), Perpetual (c),(d)	8,039,000	7,476,819
WEC Energy Group, Inc. 7.43% (3 Month US LIBOR + 2.11%), 05/15/67 (c),(d)	6,663,000	5,607,045
Total Utility		64,794,803
Total CORPORATE CREDIT (Cost $561,382,482)		519,079,812
TERM LOANS – 3.6%
Caesars Entertainment, Inc. 8.45% (1 Month SOFR + 3.25%), 02/06/30 (c)	7,300,000	7,293,357
Carnival Corp. 8.02% (6 Month US LIBOR + 3.00%), 06/30/25 (c)	2,992,308	2,985,755
Frontier Communications Holdings LLC 8.50% (3 Month US LIBOR + 3.75%), 10/08/27 (c)	7,250,000	7,004,297
GIP II Blue Holding LP, 5.50%, 09/29/28 9.23% (3 Month US LIBOR + 4.50%), 09/29/28 (c)	5,080,355	5,087,620
Vistra Energy Corp. 0.00%, 10/31/25	25,848	267
Whitewater Whistler Holdings LLC 8.15% (1 Month SOFR + 3.25%), 02/15/30 (c)	8,000,000	7,988,000
Total TERM LOANS (Cost $30,445,437)		30,359,296
	Shares	Value
PREFERRED STOCKS – 1.0%
Oil Gas Transportation & Distribution – 0.5%
NuStar Energy LP, Series B, 11.18% (d)	71,701	1,749,505
Global Partners LP, Series B, 9.50% (d)	32,100	825,612
Crestwood Equity Partners LP, 9.25% (d)	204,986	1,885,871
Total Oil Gas Transportation & Distribution		4,460,988
Telecommunication Services – 0.2%
Liberty Broadband Corp., 5.00% (d)	73,185	1,686,914
Utility – 0.3%
SCE Trust V, Series K, 5.45% (d)	92,789	2,067,339
Total PREFERRED STOCKS (Cost $7,765,202)		8,215,241

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS – 2.5%
Airports – 0.0%
Aena SME SA (a),(b)	410	$66,357
Auckland International Airport Ltd. (b),(k)	10,500	55,183
Total Airports		121,540
Clean Technology – 0.0%
Bloom Energy Corp. (k)	1,484	24,263
Nexans SA (b)	800	69,377
Total Clean Technology		93,640
Communications – 0.1%
American Tower Corp.	65	12,606
Cellnex Telecom SA (a),(b)	1,510	61,010
China Tower Corporation Ltd. (a),(b)	266,809	29,714
Crown Castle, Inc. (d)	1,015	115,649
SBA Communications Corp. (d)	175	40,558
Total Communications		259,537
Construction Materials – 0.0%
Ferrovial SE (b),(d)	2,323	73,435
Datacenters – 0.0%
Digital Realty Trust, Inc.	272	30,973
Equinix, Inc. (d)	57	44,684
Total Datacenters		75,657
Diversified – 0.0%
Kerry Properties Ltd. (b)	2,932	6,100
Mapletree Pan Asia Commercial Trust (b)	12,589	15,145
Mirvac Group (b)	8,893	13,429
Sun Hung Kai Properties Ltd. (b)	1,700	21,479
Total Diversified		56,153
Electricity Transmission & Distribution – 0.1%
CenterPoint Energy, Inc. (d)	2,080	60,632
Equatorial Energia SA (b)	16,878	113,149
PG&E Corp. (d),(k)	5,560	96,077
Sempra Energy (d)	558	81,239
Total Electricity Transmission & Distribution		351,097
Gas Utilities – 0.0%
China Resources Gas Group Ltd. (b)	14,030	48,114
ENN Energy Holdings Ltd. (b)	3,229	40,389
NiSource, Inc. (d)	2,211	60,471
Total Gas Utilities		148,974
Healthcare – 0.0%
CareTrust REIT, Inc. (d)	893	17,735
Healthpeak Properties, Inc. (d)	861	17,306
Ventas, Inc. (d)	794	37,532
Total Healthcare		72,573
Hotel – 0.0%
Japan Hotel REIT Investment Corp. (b)	14	7,142

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
Industrial – 0.0%
GLP J-Reit (b)	4	$3,945
Goodman Group (b)	1,900	25,542
Mitsui Fudosan Logistics Park, Inc. (b),(d)	3	10,419
Prologis, Inc.	673	82,530
Rexford Industrial Realty, Inc.	524	27,363
Total Industrial		149,799
Manufactured Homes – 0.0%
Sun Communities, Inc. (d)	121	15,786
Midstream – 0.7%
AltaGas Ltd. (b)	1,636	29,392
Cheniere Energy, Inc. (d)	8,615	1,312,581
DT Midstream, Inc.	13,132	650,953
Equitrans Midstream Corp. (d)	71,715	685,596
Targa Resources Corp. (d)	18,027	1,371,855
The Williams Companies, Inc. (d)	40,154	1,310,225
Total Midstream		5,360,602
Net Lease – 0.0%
Agree Realty Corp. (d)	273	17,851
Essential Properties Realty Trust, Inc.	622	14,642
VICI Properties, Inc. (d)	1,177	36,993
Total Net Lease		69,486
Office – 0.0%
Allied Properties Real Estate Investment Trust (b)	353	5,788
Cousins Properties, Inc.	690	15,732
Derwent London PLC (b),(d)	693	18,039
Gecina SA (b),(d)	208	22,189
Mitsui Fudosan Company Ltd. (b)	1,449	28,880
Orix JREIT, Inc. (b)	10	12,310
Total Office		102,938
Oil Gas Transportation & Distribution – 0.0%
Thunderbird Resources Equity, Inc. – (Acquired 4/1/2015, cost $1,114,211) (e),(f),(k)	11	11
Other – 0.0%
SolarEdge Technologies, Inc. (k)	40	10,762
Pipeline (MLP) – 0.9%
Energy Transfer LP (d)	98,597	1,252,182
Enterprise Products Partners LP (d)	47,784	1,259,108
Magellan Midstream Partners LP	20,692	1,289,526
MPLX LP (d)	36,984	1,255,237
Plains All American Pipeline LP (d)	46,671	658,061
Western Midstream Partners LP (d)	46,773	1,240,420
Total Pipeline (MLP)		6,954,534
Pipelines – 0.3%
Enbridge, Inc. (b)	35,211	1,308,115
TC Energy Corp. (b),(d)	32,723	1,322,345
Total Pipelines		2,630,460

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
Rail – 0.0%
Canadian Pacific Kansas City Ltd. (b),(d)	564	$45,554
CSX Corp. (d)	1,710	58,311
East Japan Railway Co. (b)	927	51,406
Rumo SA (b)	9,960	46,303
West Japan Railway Co. (b)	709	29,489
Total Rail		231,063
Real Estate – 0.0%
Healthcare Realty Trust, Inc.	945	17,823
Renewable Power & Infrastructure – 0.1%
Atlantica Sustainable Infrastructure PLC (b),(d)	3,100	72,664
China Longyuan Power Group Corporation Ltd. (b)	32,800	33,878
Clearway Energy, Inc. (d)	2,600	74,256
Drax Group PLC (b),(d)	12,368	91,134
EDP Renovaveis SA (b)	3,200	63,947
Enel SpA (b)	7,350	49,557
Enphase Energy, Inc. (k)	180	30,146
Exelon Corp. (d)	4,070	165,812
Fortis, Inc. (b),(d)	700	30,166
Grenergy Renovables SA (b),(k)	1,609	49,644
Iberdrola SA (b)	4,429	57,838
Mercury NZ Ltd. (b),(d)	12,571	50,246
National Grid PLC (b),(d)	11,076	146,850
NextEra Energy Partners LP	600	35,184
Omega Energia SA (b),(k)	9,450	22,183
Orsted A/S (a),(b)	605	57,355
Vestas Wind Systems A/S (b),(k)	1,300	34,564
Total Renewable Power & Infrastructure		1,065,424
Renewables/Electric Generation – 0.1%
Ameren Corp. (d)	700	57,169
American Electric Power Company, Inc. (d)	423	35,617
CLP Holdings Ltd. (b)	4,341	33,810
CMS Energy Corp.	1,110	65,213
NextEra Energy, Inc. (d)	3,100	230,020
PPL Corp.	2,140	56,624
Public Service Enterprise Group, Inc. (d)	2,300	144,003
RWE AG (b)	1,282	55,865
SSE PLC (b),(d)	4,256	99,804
WEC Energy Group, Inc.	755	66,621
Xcel Energy, Inc. (d)	2,210	137,396
Total Renewables/Electric Generation		982,142
Residential – 0.0%
American Homes 4 Rent	384	13,613
Boardwalk Real Estate Investment Trust (b)	291	13,661
Comforia Residential REIT, Inc. (b)	3	7,184
Equity Residential	339	22,364
Grainger PLC (b)	2,528	7,295
InterRent Real Estate Investment Trust (b)	1,803	17,448

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
Mid-America Apartment Communities, Inc.	162	$24,601
The UNITE Group PLC (b),(d)	1,269	14,057
UDR, Inc.	866	37,203
Vonovia SE (b)	346	6,757
Total Residential		164,183
Retail – 0.0%
Capital & Counties Properties PLC (b),(d)	9,227	13,488
Kimco Realty Corp. (d)	1,513	29,836
Kite Realty Group Trust	928	20,731
Simon Property Group, Inc.	100	11,548
Unibail-Rodamco-Westfield (b),(k)	64	3,376
Wharf Real Estate Investment Company Ltd. (b)	5,807	29,136
Total Retail		108,115
Self Storage – 0.0%
National Storage REIT (b),(d)	8,018	12,586
Public Storage	86	25,102
Total Self Storage		37,688
Toll Roads – 0.0%
Transurban Group (b),(d)	14,702	139,983
Utility – 0.1%
Vistra Corp. (d)	25,848	678,510
Water – 0.0%
Aguas Andinas SA (b)	63,185	21,909
Severn Trent PLC (b)	2,500	81,501
Total Water		103,410
Water & Waste Infrastructure – 0.1%
Veolia Environment SA (b)	2,533	80,184
Waste Connections, Inc.	580	82,892
Waste Management, Inc. (d)	520	90,178
Xylem, Inc. (d)	286	32,209
Total Water & Waste Infrastructure		285,463
Water Sustainability – 0.0%
American Water Works Company, Inc.	300	42,825
Wind & Solar – 0.0%
Boralex, Inc. – Class A (b)	2,500	68,069
Total COMMON STOCKS (Cost $16,833,528)		20,478,824
MONEY MARKET FUND – 4.4%
First American Treasury Obligations Fund – Class X, 5.04% (l)	36,378,732	36,378,732
Total MONEY MARKET FUND (Cost $36,378,732)		36,378,732

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
U.S. TREASURY BILL – 0.7%
United States Treasury Bill 0.00%, 07/20/23	$5,750,000	$5,734,994
Total U.S. TREASURY BILL (Cost $5,734,994)		5,734,994
Total Investments – 118.1% (Cost $1,079,014,591)		981,611,032
Liabilities in Excess of Other Assets – (18.1)%		(150,525,351)
TOTAL NET ASSETS – 100.0%		$831,085,681

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  — Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2023, the total value of all such securities was $552,683,595 or 66.5% of net assets.

(b)  — Foreign security or a U.S. security of a foreign company.

(c)  — Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Securities that reference SOFR may be subject to a credit spread adjustment, particularly to legacy holdings that reference LIBOR that have transitioned to SOFR as the base lending rate.

(d)  — All or a portion of security has been pledged as collateral for credit facility. As of June 30, 2023, the total value of the collateral was $390,637,131.

(e)  — Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2023, the total value of all such securities was $16,679,406 or 2.0% of net assets. These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs.

(f)  — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of June 30, 2023, the total value of all such securities was 16,679,406 or 2.0% of net assets.

(g)  — Issuer is currently in default on its regularly scheduled interest payment.

(h)  — Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)  — Security is a "step up" bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of June 30, 2023.

(j)  — Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of June 30, 2023, the total value of the collateral was $11,720,625.

(k)  — Non-income producing security.

(l)  — The rate shown represents the seven-day yield as of June 30, 2023.

Abbreviations:

CME  — Chicago Mercantile Exchange

CMT  — Constant Maturity Treasury Rate

EURIBOR  — Euro Interbank Offered Rate

LIBOR  — London Interbank Offered Rates

LLC  — Limited Liability Corporation

LP  — Limited Partnership

MLP  — Master Limited Partnership

SOFR  — Secured Overnight Financial Rate

USD  — United States Dollar

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (Unaudited) (continued)

June 30, 2023

Forward Currency Contracts:

As of June 30, 2023, the following forward currency contracts were outstanding:

Settlement Date	Currency Purchased		Currency Sold		Counterparty	Value / Unrealized Appreciation (Depreciation)
8/3/2023	967,983	USD	772,310	GBP	State Street Bank & Trust Company	$(13,085)
8/3/2023	2,981,312	USD	2,696,838	EUR	State Street Bank & Trust Company	33,189
						$20,104

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statement of Assets and Liabilities (Unaudited)

June 30, 2023

Assets:
Investments in securities, at value (Cost $1,079,014,591)	$981,611,032
Foreign currency, at value (Cost $89,446)	90,218
Interest and dividends receivable	10,835,028
Receivable for investments sold	5,292,887
Receivable for open forward currency contracts (Note 3)	33,189
Deferred offering costs (Note 8)	187,946
Prepaid expenses	102,707
Total assets	998,153,007
Liabilities:
Payable for credit facility (Note 7)	152,000,000
Reverse repurchase agreements (Note 7)	10,330,000
Interest payable for credit facility and reverse repurchase agreements (Note 7)	903,504
Payable for investments purchased	2,658,571
Payable for open forward currency contracts (Note 3)	13,085
Investment advisory fees payable (Note 5)	836,242
Administration fees payable (Note 5)	125,435
Accrued expenses	200,489
Total liabilities	167,067,326
Commitments and contingencies (Note 10)
Net Assets	$831,085,681
Composition of Net Assets:
Paid-in capital	1,097,121,665
Accumulated losses	(266,035,984)
Net Assets	$831,085,681
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	56,021,868
Net asset value per share	$14.84

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2023

Investment Income (Note 2):
Interest (net of foreign witholding tax of $41,526)	$31,748,651
Dividends and distributions (net of foreign witholding tax of $167,505)	3,280,214
Less return of capital distributions	(1,245,843)
Total investment income	33,783,022
Expenses:
Investment advisory fees (Note 5)	5,641,336
Administration fees (Note 5)	846,201
Directors' fees	134,715
Fund accounting fees	102,319
Custodian fees	94,984
Reports to shareholders	93,874
Legal fees	72,929
Miscellaneous	61,536
Audit and tax services	61,485
Insurance	45,845
Registration fees	32,873
Transfer agent fees	29,534
Total operating expenses	7,217,631
Interest expense on credit facility and reverse repurchase agreements (Note 7)	7,870,487
Total expenses	15,088,118
Net investment income	18,694,904
Net realized gain (loss) on:
Investments	3,987,293
Foreign currency transactions	(43,417)
Forward currency contracts	(358,463)
Net realized gain	3,585,413
Net change in unrealized appreciation (depreciation) on:
Investments	2,324,225
Foreign currency translations	(65,298)
Forward currency contracts	297,127
Net change in unrealized appreciation	2,556,054
Net realized and unrealized gain	6,141,467
Net increase in net assets resulting from operations	$24,836,371

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$18,694,904	$40,945,992
Net realized gain (loss)	3,585,413	(486,772)
Net change in unrealized appreciation (depreciation)	2,556,054	(163,642,906)
Net increase (decrease) in net assets resulting from operations	24,836,371	(123,183,686)
Distributions to Shareholders:
Distributable earnings	(66,741,034)	(39,683,831)
Return of capital	—	(88,160,995)
Total distributions paid	(66,741,034)	(127,844,826)
Capital Share Transactions:
Proceeds from shares sold, net of offering costs (Note 8)	2,557,447	105,641,039
Reinvestment of distributions	2,701,433	4,928,234
Net increase in net assets from capital share transactions	5,258,880	110,569,273
Total decrease in net assets	(36,645,783)	(140,459,239)
Net Assets:
Beginning of period	867,731,464	1,008,190,703
End of period	$831,085,681	$867,731,464
Share Transactions:
Shares sold (Note 8)	145,617	5,333,586
Shares reinvested	168,411	275,959
Net increase in shares outstanding	314,028	5,609,545

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2023

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$24,836,371
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(197,758,913)
Proceeds from disposition of long-term portfolio investments and principal paydowns	401,904,888
Net purchases and sales of short-term portfolio investments	(13,796,313)
Return of capital distributions from portfolio investments	1,245,843
Decrease in interest and dividends receivable	398,792
Decrease in receivable for investments sold	376,055
Increase in deferred offering costs	(7,832)
Increase in prepaid expenses	(78,251)
Decrease in interest payable for credit facility and reverse repurchase agreements	(442,845)
Increase in payable for investments purchased	2,427,129
Decrease in investment advisory fees payable	(180,874)
Decrease in administration fees payable	(27,132)
Decrease in accrued expenses	(78,117)
Net accretion of discount on investments and other adjustments to cost	(586,765)
Net change in unrealized appreciation on investments	(2,324,225)
Net change in unrealized appreciation on forward currency contracts	(297,127)
Net realized gain on investment transactions	(3,987,293)
Net cash provided by operating activities	211,623,391
Cash flows provided by (used for) financing activities:
Net cash used for credit facility	(148,000,000)
Net cash used for reverse repurchase agreements	(5,237,000)
Net cash provided by proceeds from shares sold, net of offering costs	2,557,447
Distributions paid to shareholders, net of reinvestments	(64,039,601)
Net cash used for financing activities	(214,719,154)
Net decrease in cash	(3,095,763)
Cash at beginning of period(1)	3,185,981
Cash at end of period(2)	$90,218
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the six months ended June 30, 2023 totaled $8,324,347.
Non-cash financing activities not included consist of reinvestment of distributions for the six months ended June 30, 2023 of $2,701,433.

(1)  Includes foreign currency.

(2)  Represents U.S. dollar value of foreign currency.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Financial Highlights

	For the Six Months Ended June 30, 2023	For the Year Ended December 31,						For the Period from December 5, 2016[1] to December 31,
	(Unaudited)	2022	2021	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$15.58	$20.12	$20.02	$23.21	$22.07	$25.15	$25.14	$25.00
Net investment income[2]	0.33	0.76	0.78	0.80	1.10	1.52	1.74	0.15
Net realized and change in unrealized gain (loss)	0.12	(2.91)	1.71	(1.60)	2.43	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	0.45	(2.15)	2.49	(0.80)	3.53	(0.69)	2.40	0.34
Distributions from net investment income	(1.19)	(0.74)	(0.92)	(0.68)	(1.30)	(1.53)	(1.84)	(0.15)
Return of capital distributions	—	(1.65)	(1.47)	(1.71)	(1.09)	(0.86)	(0.55)	(0.05)
Total distributions paid*	(1.19)	(2.39)	(2.39)	(2.39)	(2.39)	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$14.84	$15.58	$20.12	$20.02	$23.21	$22.07	$25.15	$25.14
Market price, end of period	$16.76	$16.15	$21.11	$17.83	$21.35	$19.07	$23.37	$22.31
Total Investment Return based on Net Asset Value#	2.95%[5]	-11.13%	13.08%	-2.51%	16.42%	-3.08%	9.88%	1.36%[5]
Total Investment Return based on Market Price†	11.74%[5]	-12.66%	33.06%	-4.16%	24.79%	-9.12%	15.94%	0.50%[3,5]
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$831,086	$867,731	$1,008,191	$878,588	$846,429	$805,294	$917,653	$917,593
Operating expenses excluding interest expense[8]	1.69%[6]	1.76%	1.80%	1.77%	1.61%	1.63%	1.60%	1.70%[6]
Interest expense	1.85%[6]	1.00%	0.33%	0.47%	0.93%	0.93%	0.58%	0.60%[6]
Total expenses[8]	3.54%[6]	2.76%	2.13%	2.24%	2.54%	2.56%	2.18%	2.30%[6]
Net expenses, including fee waivers and reimbursement and excluding interest expense[8]	1.69%[6]	1.76%	1.80%	1.77%	1.61%	1.08%	1.03%	1.03%[6]
Net expenses including waivers and reimbursement[8]	3.54%[6]	2.76%	2.13%	2.24%	2.54%	2.00%	1.61%	1.63%[6]
Net investment income	4.39%[6]	4.38%	3.88%	4.08%	4.69%	6.31%	6.84%	8.13%[6]
Net investment income, excluding the effect of fee waivers and reimbursement[8]	4.39%[6]	4.38%	3.88%	4.08%	4.69%	5.76%	6.27%	7.46%[6]
Portfolio turnover rate	18%[5]	43%	65%	87%	46%	35%	43%	15%[4,5]

The following table sets forth information regarding the Fund's outstanding senior securities as of the end of each of the Fund's last ten fiscal years, as applicable.

Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit[7]	Involuntary Liquidating Preference Per Unit	Average Market Value per Unit (Exclude Bank Loans)	Type of Senior Security
June 30, 2023[9]	$162,330,000	$6,120	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2022	315,567,000	3,750	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2021	404,957,190	3,490	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2020	317,580,941	3,767	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2019	242,192,000	4,495	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2018	280,799,762	3,868	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2017	259,395,471	4,538	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2016[1]	302,682,176	4,032	N/A	N/A	Credit Facility, Reverse Repurchase Agreement

*  Distributions for annual periods determined in accordance with federal income tax regulations.

#  Total investment return based on net asset value ("NAV") is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for dividends declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.

†  Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for dividends declared in the period may take place over several days as described in the Fund's dividend reinvestment plan, and in some instances may not be based on the market price. Total investment return excludes the effect of broker commissions.

1  Commencement of operations was December 5, 2016.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.

4  For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.

5  Not annualized.

6  Annualized.

7  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

8  The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.

9  For the six months ended June 30,2023 (unaudited).

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited)

June 30, 2023

1.  Organization

Brookfield Real Assets Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "RA." The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.

Brookfield Public Securities Group LLC ("PSG" or the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund's investment objective will be achieved.

The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, "Real Asset Companies and Issuers").

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the "80% Policy"). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days' prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$1,460,296	$—	$1,460,296
Securitized Credit	—	343,224,442	16,679,395	359,903,837
Corporate Credit	—	519,079,812	—	519,079,812
Term Loans	—	30,359,296	—	30,359,296
Preferred Stocks	8,215,241	—	—	8,215,241
Common Stocks	18,643,901	1,834,912	11	20,478,824
Money Market Fund	36,378,732	—	—	36,378,732
U.S. Treasury Bill	—	5,734,994	—	5,734,994
Total Investments	$63,237,874	$901,693,752	$16,679,406	$981,611,032
Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Forward currency contracts	$—	$20,104	$—	$20,104
Total	$—	$20,104	$—	$20,104

(1) Forward currency contracts are reflected at the net unrealized appreciation on the instruments.

The fair value of the Fund's credit facility and reverse repurchase agreements, which qualify as financial instruments under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $152,000,000 for the credit facility and $10,330,000 for the reverse repurchase agreements presented in the Statement of Assets and Liabilities. As of June 30, 2023, these financial instruments are categorized as Level 2 within the disclosure hierarchy.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

The table below shows the significant unobservable valuation inputs that were used by the Adviser's Valuation Committee to fair value the Level 3 investments as of June 30, 2023.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of June 30, 2023	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Securitized Credit
Commercial Real Estate	$7,750,730	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	11.0%-17.0% (15.4)%	Decrease
	8,928,665	Market Approach	Expected Recovery Value	Multiple of Underlying Assets	1x	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase
Total	$16,679,406

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Securitized Credit	Common Stocks	Total
Balance as of December 31, 2022	$16,375,944	$11	$16,375,955
Accrued discounts (premiums)	18,957	—	18,957
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(373,557)	—	(373,557)
Purchases at cost	658,051	—	658,051
Sales proceeds	—	—	—
Balance as of June 30, 2023	$16,679,395	$11	$16,679,406
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$(373,557)	$—	$(373,557)

For further information regarding the security characteristics of the Fund, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts ("REITs"). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions are disclosed by the REITs and actual amounts

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

may differ from the estimated amounts. A distribution received from the Fund's investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund's shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Distributions to Shareholders: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

New Accounting Pronouncements: In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

There were no futures contracts outstanding as of June 30, 2023.

Forward Currency Contracts: A forward currency contract ("forward contract") is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the six months ended June 30, 2023 was $4,640,643, which represents the volume of activity during the period.

The following table sets forth the fair value of the Fund's derivative instruments:

Derivatives	Statement of Assets and Liabilities	Value as of June 30, 2023
Forward currency contracts	Receivable for open forward currency contracts (assets)	$33,189
Forward currency contracts	Payable for open forward currency contracts (liabilities)	(13,085)

The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2023:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss	Net Change in Unrealized Appreciation
Forward currency contracts	Forward currency contracts	$(358,463)	$297,127

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$33,189	$—	$33,189	$—	$—	$33,189
Liabilities:
Forward currency contracts	$13,085	$—	$(13,085)	$—	$—	$(13,085)

4.  Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered "distressed securities." Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

5.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund's average daily net assets plus the amount of borrowing for investment purposes ("Managed Assets").

The Fund has entered into an Administration Agreement with the Adviser, and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Sub-Administrator"), on behalf of the Fund. The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund's Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.

The Adviser has entered into a Sub-Advisory Agreement with Oaktree Capital Management, L.P. ("Oaktree" or the "Sub-Adviser"). The Sub-Adviser is responsible for the management of the securitized credit allocation with a focus on its investments in commercial mortgage-backed securities, residential mortgage-backed securities, and related assets. In 2019, Brookfield Asset Management ("Brookfield") acquired a majority interest in Oaktree. As the Adviser, PSG determines, and has oversight responsibility for, the Fund's securitized credit allocations managed by Oaktree.

Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.

6.  Purchases and Sales of Investments

For the six months ended June 30, 2023, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities, were $197,758,913 and $401,904,888, respectively.

For the six months ended June 30, 2023, there were no purchases and sales of long-term U.S. Government securities.

7.  Borrowings

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.90% plus the Overnight Bank Funding Rate ("OBFR") on the amount of eligible equity securities outstanding and 1.00% plus the OBFR on the amount of other eligible securities outstanding. As of June 30, 2023, the Fund had outstanding borrowings of $152,000,000. For the six months ended June 30, 2023, the Fund borrowed an average daily balance of $262,471,490 at a weighted average borrowing cost of 5.74% and the interest expense amounted to $7,484,444. As of June 30, 2023, the total value of the collateral was $390,367,131.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty,

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At June 30, 2023, the Fund the following reverse repurchase agreements outstanding:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	5.45%	06/14/23	08/15/23	$8,563,000	$8,585,038
RBC Capital Markets	5.75%	04/13/23	07/13/23	1,767,000	1,789,296
Total				$10,330,000	$10,374,334

(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended June 30, 2023 was $14,676,666 at a weighted average daily interest rate of 5.30% and the interest expense amounted to $386,043. As of June 30, 2023, the total value of the collateral was $11,720,625.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$1,767,000	$8,563,000	$—	$10,330,000
Total	$—	$1,767,000	$8,563,000	$—	$10,330,000

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received*	Collateral Pledged (Received)*	Net Amount
Reverse Repurchase Agreements	$10,330,000	$—	$10,330,000	$(10,330,000)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements ("MRA") which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund's obligation to repurchase the securities.

8.  Capital Shares

The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the shares outstanding at June 30, 2023 for the Fund, the Adviser owns 100,051 shares. The Fund's Board is authorized to classify and reclassify any unissued common shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.

The Fund has entered into an "at-the-market" offering program (the "ATM Program") which allows for an offering of up to $400,000,000 of common shares of stock, preferred shares or subscription rights to purchase common shares or preferred shares. Under the ATM Program, the Fund may sell common shares on a daily basis through Foreside Fund Services, LLC (the "Distributor") and UBS Securities LLC (the "Sub-Placement Agent") at prevailing market prices; provided, however, that the common shares are not sold at a price below the current NAV, exclusive of commissions. In connection with the ATM Program, the Fund entered into a distribution agreement dated April 23, 2021, which was amended and restated as of December 17, 2021 (the "Distribution Agreement"), with the Distributor, relating to the Fund's common shares offered. The Distributor has entered into a sub-placement agent agreement dated April 23, 2021, which was amended and restated as of December 17, 2021 (the "Sub-Placement Agent Agreement"), with the Sub-Placement Agent, relating to the Fund's common shares. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer and sell up to 13,200,000 of common shares from time to time through the Sub-Placement Agent.

As of June 30, 2023, the Fund incurred offering costs in connection with this offering of $473,875. These costs were recorded as a deferred charge and are being amortized as common shares are sold.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

Amortization of offering costs (excluding underwriter discounts and commissions, which is included in proceeds from shares sold in the Statements of Changes in Net Assets) of $19,174 and $207,550 related to the issuance of common shares were recorded to paid-in capital during the six months ended June 30, 2023 and the year ended December 31, 2022, respectively.

The minimum price at which such common shares may be sold may not be less than the current NAV per common share plus any commissions to be paid to the Distributor. For the six months ended June 30, 2023, the Fund issued 145,617 shares under the ATM Program at an average price of $17.6945 per share.

The Fund issued 168,411 and 275,959 shares through its Dividend Reinvestment Plan (the "Plan") during the six months ended June 30, 2023 and year ended December 31, 2022, respectively.

The Board has approved a share repurchase plan. Under the current share repurchase plan, as of June 30, 2023, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2023. The amount and timing of the repurchases will be at the discretion of the Fund's management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund did not repurchase any shares through the repurchase plan.

9.  Federal Income Tax Information

The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2023, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2022, open taxable years consisted of the taxable years ended December 31, 2019 through December 31, 2022. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2022.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

The tax character of the distributions paid for the year ended December 31, 2022 were as follows:

Ordinary income	$39,683,831
Return of capital	88,160,995
Total	$127,844,826

At December 31, 2022, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(118,348,297)
Late year ordinary losses	(12,312)
Other accumulated losses	(299,092)
Tax basis unrealized depreciation on investments and foreign currency	(105,471,620)
Total tax basis net accumulated losses	$(224,131,321)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2022 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,271,779,874	$37,113,970	$(142,585,590)	$(105,471,620)

The Fund deferred, on a tax basis, late year ordinary losses of $12,312. As of December 31, 2022, the Fund's capital loss carryforwards were as follows:

Capital Loss Carryforwards:	Expires:	Limitation:
$95,731,247 (Short-Term)	N/A	Unlimited
$21,089,069 (Long-Term)	N/A	Unlimited
$1,527,981	N/A	12/31/2023

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for paydown losses, Section 988 currency, sales of PFICs, partnership income/expense and return of capital. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

10.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

11.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Distributions: The Fund's Board declared the following monthly distributions:

Distribution Per Share	Record Date	Payable Date
$0.1990	July 12, 2023	July 26, 2023
$0.1990	August 9, 2023	August 28, 2023

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Compliance Certification (Unaudited)

On May 25, 2023, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Form N-CSR relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Proxy Results (Unaudited)

The shareholders of the Brookfield Real Assets Income Fund Inc. voted on the following proposals at a shareholder meeting held on Friday, May 19, 2023, at 8:30 a.m., Eastern Time. The description of the proposal and number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1. To elect to the Fund's Board of Directors David W. Levi, Class I Interested Director Nominee	35,972,099	1,001,931	492,037

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited)

The Board of Directors (the "Board," the members of which are referred to as "Directors") of Brookfield Real Assets Income Fund Inc. (the "Fund"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Fund, considered and approved the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Brookfield Public Securities Group LLC (the "Adviser" or "Brookfield"), and the Sub-Advisory Agreement between Brookfield and Oaktree Fund Advisors, LLC (the "Sub-Adviser" or "Oaktree") with respect to the Fund (the "Sub-Advisory Agreement," and together with the Advisory Agreement, the "Agreements"), each for a successive one-year period at a telephonic meeting held on May 18-19, 2023 (the "Meeting").1

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield and Oaktree provided, materials relating to the Board's consideration of whether to approve the continuation of the Agreement. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield and Oaktree; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield's general compliance policies and procedures and the services that it provides in connection with its oversight of Oaktree; (f) information on Brookfield's and Oaktree's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield and Oaktree who are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund's third-party service providers, including Oaktree. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.

In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Trustees' experience and interaction with

1 The Investment Subadvisory Agreement (the "Oaktree Subadvisory Agreement") between Brookfield and Oaktree was amended and restated on January 1, 2022. The initial Oaktree Subadvisory Agreement approved by RA's Board at a Special Telephonic Meeting held on October 22, 2020 was between Brookfield and Oaktree Capital Management, L.P. ("OCM"). The current Oaktree Subadvisory Agreement will continue in effect for successive annual periods so long as the continuation is approved annually by the Board (or by vote of a '40 Act majority of stockholders). The Oaktree Subadvisory Agreement was presented to the Board for its first annual approval during the May 19-20, 2022 Board meeting. A discussion regarding the basis of the Board's approval of the Oaktree Sub-Advisory Agreement is available in the proxy statement on Schedule 14A, dated November 4, 2020.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.

The Board's conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield's culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield's reputation and its experience serving as an investment adviser and the experience of the teams of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment fund and institutional clients. The Board also reviewed Brookfield's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

The Board also considered the nature, extent and quality of subadvisory services provided by Oaktree to RA. The Board observed the Sub-Adviser's responsibilities in relation to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's policies and investment objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser's risk assessment and monitoring processes. The Board considered the Sub-Adviser's current level of staffing and its overall resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the Sub-Adviser's history and investment experience, as well as information regarding the investment personnel who provide services to the Fund. The Board also evaluated the expertise and performance of the personnel who oversee compliance with the Fund's investment restrictions and other requirements. Additionally, the Board considered certain information in relation to the Sub-Adviser's portfolio managers. The Board also recognized the Sub-Adviser's reputation and experience in serving as an investment adviser to other fund and accounts, and considered its investment processes and philosophy. The Board took into account that the Sub-Adviser's responsibilities include the development and maintenance of investment programs for a sleeve of the Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed Oaktree's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Oaktree from effectively serving as the investment subadviser to the Fund. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the overall services provided by the Sub-Adviser were satisfactory and that it was reasonable to conclude that the Sub-Adviser would continue to provide high quality investment services to the Fund.

THE PERFORMANCE OF THE FUND, THE ADVISER, AND THE SUB-ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Adviser and the Sub-Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund ("Peer Universe") and to an appropriate index or combination of indices

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

identified by Broadridge (the "Broadridge Index"), as well as a focused peer group identified by Brookfield ("Peer Group") and the Fund's benchmark index (the "Benchmark Index"). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund's performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management also discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2023. Class I performance relative to the median of the Fund's Peer Universe and Peer Group is described below, and if the Fund's performance ranked below the median for its Peer Universe, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance.

Brookfield Real Assets Income Fund Inc. The Board noted that the Fund's performance was below the median of its Peer Universe for the one-year period (third quintile) and above the median of its Peer Universe for the three- and five-year periods (first quintile and second quintile, respectively). The Board further noted that the Fund underperformed its Broadridge Index for the one- and five-year periods, as well as the since inception period, and outperformed its Broadridge Index for the three-year period. In addition, the Board noted that the Fund's performance was below the median of its Peer Group for the quarter ended March 31, 2023, as well as for the one-year period, and above the median of its Peer Group for all other periods. The Board further noted that the Fund outperformed its Benchmark Index for the quarter ended March 31, 2023, and for all other periods, except for the one-year period.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement and the fees paid by Brookfield to Oaktree pursuant to the Sub-Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield, Oaktree or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fees for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund's expense group ("Expense Group") and expense universe ("Expense Universe"), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board acknowledged that it was difficult to make precise comparisons with other fund in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreement is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Brookfield Real Assets Income Fund Inc. The Board noted that the Fund's contractual management fees at common asset levels ($875 million) were above the median of its Expense Group (in the fifth quintile). The Board also noted that the Fund's actual total expenses for common and leveraged assets were above the median of its Expense Group (ranked 8/9) and Expense Universe (ranked 31/37). The Board further noted that the Fund's actual total expenses for only common assets were above the median of its Expense Group (ranked 8/9) and Expense Universe (ranked 33/37). The Board noted that the Fund's actual total expenses excluding investment related expenses and taxes for common and leveraged assets were above the median of its Expense Group (ranked 8/9) and Expense Universe (ranked 31/37). The Board then noted that the Fund's actual total expenses excluding

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

investment related expenses and taxes for only common assets were above the median of its Expense Group (ranked 8/9) and Expense Universe (ranked 33/37). The Board noted that the Fund's actual management fees for common and leveraged assets were above the median of its Expense Group (ranked 8/9) and Expense Universe (ranked 33/37). The Board noted that the Fund's actual management fees for only common assets were above the median of its Expense Group (ranked 8/9) and Expense Universe (ranked 32/37). The Board then noted that the Fund's actual non-management expenses for common and leveraged assets were below the median of its Expense Group (ranked 5/9) and Expense Universe (ranked 18/37). The Board also noted that the Fund's actual non-management expenses for only common assets were below the median of its Expense Group (ranked 5/9) and Expense Universe (ranked 18/37). The Board noted that the Fund's investment related expenses and taxes for common and leveraged assets were below the median of its Expense Group (ranked 7/9) and Expense Universe (ranked 28/37). The Board then noted that the Fund's investment related expenses and taxes for only common assets were below the median of its Expense Group (ranked 6/9) and Expense Universe (ranked 25/37).

The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, as applicable, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the higher demands placed on Brookfield's investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund; the greater entrepreneurial risk in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund are subject in comparison to institutional or separately managed accounts.

The Board also considered Brookfield's profitability and the benefits Brookfield and its affiliates received from their relationship with the Fund. The Board received a memorandum and reviewed financial information relating to Brookfield's financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield's ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund's profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex.1 In analyzing Brookfield's profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities across Brookfield's key business lines. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.

With respect to Oaktree in relation to RA, the Board reviewed Oaktree's financial information and considered whether Oaktree had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. Additionally, the Board considered the reasonableness of the management fee payable by the Adviser to Oaktree under the Sub-Advisory Agreement and took into account that the fee was consistent with management fees that Oaktree charged to comparable funds. In considering the expected profitability to Oaktree in connection with its relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreement are paid by Brookfield out of the management fees that it receives under the Advisory Agreement. As a result, the Board noted that Fund stockholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by Brookfield to Oaktree, the Board noted that, because Oaktree is an affiliate of Brookfield, such profitability might be directly or indirectly shared by the Adviser. For these reasons, the Board concluded that the profitability to Oaktree from its relationship with the Fund was not considered a material factor in its consideration of the renewal of the Sub-Advisory Agreement.

1 The Brookfield Fund Complex is comprised of Brookfield Investment Fund (6 series of underlying portfolios), Brookfield Real Assets Income Fund, Inc. (NYSE: RA), Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) and Oaktree Diversified Income Fund Inc. (the "Brookfield Fund Complex").

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Board Considerations Relating to the Investment Advisory and Sub-Advisory Agreements (Unaudited) (continued)

The Board concluded that Brookfield and Oaktree had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Fund with the high-quality services provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board did not review specific information regarding whether there have been economies of scale with respect to Oaktree's management of RA because it did not consider this as a relevant and material factor at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement and concluded that the management fee structure, including the amount of management fees retained by Brookfield, was reasonable in light of the factors discussed above. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield's brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates, including Oaktree, from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to Brookfield and its affiliates by virtue of the advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield to the Fund.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

• Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

• Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

• Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

• Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

• Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

• Other organizations, with your consent or as directed by you; and

• Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

Brookfield Public Securities Group LLC

CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Sub-Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

1-800-937-5449

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Filing Administrator

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Directors of the Fund

Edward A. Kuczmarski Chair of Board of Directors

William H. Wright II Chair of Audit Committee

Heather S. Goldman Chair of Nominating and Compensation Committee

Stuart A. McFarland Director

David W. Levi Director (Interested)

Officers of the Fund

Brian F. Hurley President

Casey P. Tushaus Treasurer

Craig A. Ruckman Secretary

Adam R. Sachs Chief Compliance Officer

Mohamed S. Rasul Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Real Assets Income Fund Inc.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	September 5, 2023

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	September 5, 2023